D. Russell Morgan CHIEF COMPLIANCE OFFICER – SEPARATE ACCOUNTS	Legal Department TEL: 802 229-3113 • FAX: 802 229-3743 Email: rmorgan@nationallife.com

September 23, 2013

Via Electronic Filing

Securities and Exchange Commission Division of Investment Management Office of Insurance Products 100 F Street, NE

Washington, DC 20549

RE: National Life Variable Annuity Account I, File No. 811-02118

To Whom It May Concern:

As required by Rule 30e-2 under the Investment Company Act of 1940 (“Act”), as amended, National Life Insurance Company, on behalf of National Life Variable Annuity Account I, the Registrant, a unit investment trust registered under the Act, mailed to its contract owners the semi-annual report(s) for the period ending May 31, 2013 of the underlying management investment companies in which the Registrant invests that are reflective of the contract owner’s subaccount allocation.

Underlying Management Investment Company	CIK Number
Sentinel Group Funds, Inc.	0000225843

We understand this management investment company has separately filed the above listed annual report with the Securities and Exchange Commission on Form N-CSRS and therefore are incorporated herein by reference.

Very Truly Yours,

/s/ D. Russell Morgan

D. Russell Morgan
Chief Compliance Officer – Separate Accounts

ONE NATIONAL LIFE DRIVE

MONTPELIER, VERMONT 05604

Underlying Funds Semiannual Reports

For the period ended June 30, 2013

This booklet c~~o~~ntains the Semiannual reports for the underlying funds of your variable life insura~~n~~ce policy or annuity contract and additional policy/contract information.

Save paper. Save the environment.

Sign up to receive your documents through email and the internet.
It's easy and free, visit NationalLifeGroup.com, click Customer Service, click E-Documents.

National Life Insurance Company®

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67214 MK9494(0813) TC60679(0811)p

Date August 2013

Dear Variable Product Policyholder:

In an effort to expedite the delivery of important financial information to you – and to minimize the creation of paper documents that you may or may not be interested in reading – National Life now offers an environmentally friendly alternative:

• E-documents: Our electronic delivery system will allow you to read, store, or eliminate all of the compliance materials (prospectuses and the annual and semiannual reports of the underlying funds) you now receive by mail - at your home or office and at your convenience. You simply give us the email address to which you would like your information sent. Please visit our web site at www.NationalLifeGroup.com to register.

In addition to the cost, time, and storage efficiencies this option will generate, we believe it also represents a more responsible use of our country’s natural resources.

Enclosed are the June 30, 2013 Semi-Annual Reports for the underlying funds of your policy as of June 30,
2013, along with the sticker updates to your current prospectus. Should you have any questions, please do not hesitate to contact your local National Life representative or this office.

Insurance & Annuity Administration

National Life Group® is a trade name of National Life Insurance Company, Montpelier, VT and its a liates.

National Life Variable Contracts distributed by Equity Services, Inc. | Broker/Dealer and Registered Investment Adviser A liate of National LIfe
Insurance Company, One National Life Drive, Montpelier, Vermont 05604

P: 800-732-8939 | F: 1-802-229-7054 | www.NationalLifeGroup.com
Centralized Mailing Address: One National Life Drive, Montpelier, Vermont 05604